SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
       (2)
[X ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               THERMOGENESIS CORP.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X ] No fee required
[  ] 125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
       22(a)(2) of Schedule 14A
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act  Rule
      0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 1)Amount Previously Paid:  ________________________________________________
 2)Form, Schedule or Registration Statement No.: ___________________________
 3)Filing Party:  __________________________________________________________
 4)Date Filed: _____________________________________________________________

                               THERMOGENESIS CORP.
                              3146 Gold Camp Drive
                            Rancho Cordova, CA 95670
                            Telephone (916) 858-5100











To Our Stockholders:

     You are cordially invited to attend the annual meeting of the stockholders of ThermoGenesis Corp. to be held at 9:00 a.m. (PST), on January 30, 2003, at Lake Natoma Inn, located at 702 Gold Lake Drive, Folsom, California 95630.

     At the meeting, you will be asked to (i) elect six nominees to the Board of Directors, (ii) approve an amendment to the 1998 Equity Incentive Plan to increase the number of shares available for grant and (iii) other matters that properly come before the meeting, including adjournment of the meeting.

     We hope you will plan to attend the stockholders' meeting. However, in order that we may be assured of a quorum, we urge you to sign and return the enclosed proxy in the postage-paid envelope provided as promptly as possible, whether or not you plan to attend the meeting in person.





                                                         /S/ PHILIP H. COELHO
                                                         Philip H. Coelho,
                                                         Chairman and
                                                         Chief Executive Officer

December 6, 2002

                               THERMOGENESIS CORP.
                              3146 Gold Camp Drive
                            Rancho Cordova, CA 95670
                            Telephone (916) 858-5100

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JANUARY 30, 2003


     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of ThermoGenesis Corp. (the "Company"), a Delaware corporation, will be held at Lake Natoma Inn, located at 702 Gold Lake Drive, Folsom, California 95630, on Thursday, January 30, 2003, at 9:00 a.m. (PST), for the purpose of considering and acting on the following:

     1. To elect the six nominees named in the proxy statement as directors to serve for one-year terms or until their successors have been elected and qualified.

     2. Approve the amendment to the 1998 Equity Incentive Plan to increase the number of shares available for grant.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on December 2, 2002, are entitled to receive notice of and to vote at the meeting. Stockholders are invited to attend the meeting in person.

     Please sign and date the accompanying proxy card and return it promptly in the enclosed postage-paid envelope whether or not you plan to attend the meeting in person. If you attend the meeting, you may vote in person if you wish, even if you previously have returned your proxy card. The proxy may be revoked at any time prior to its exercise.

                                              By Order of the Board of Directors



                                              /S/ DAVID C. ADAMS
                                              David C. Adams
                                              Secretary

December 6, 2002

                             YOUR VOTE IS IMPORTANT

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                               THERMOGENESIS CORP.
                              3146 Gold Camp Drive
                            Rancho Cordova, CA 95670
                            Telephone (916) 858-5100



                                 PROXY STATEMENT


     We are furnishing this proxy statement to you in connection with our fiscal year 2002 annual meeting to be held on Thursday, January 30, 2003, at 9:00 a.m.
(PST) at Lake Natoma Inn located at 702 Gold Lake Drive, Folsom, California 95630, and at any adjournment thereof. The matters to be considered and acted upon are (i) the election of six nominees as directors, (ii) the amendment to the 1998 Equity Incentive Plan to increase the number of shares available for grant, and (iii) such other business as may properly come before the meeting.

     The enclosed proxy is solicited on behalf of our board of directors and may be revocable by you at any time prior to the voting of such proxy. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting and in accordance with instructions, if any.

     Our annual report for the fiscal year 2002, including financial statements, is included in this mailing. Such report and financial statements are not a part of this proxy statement except as specifically incorporated herein.

     This proxy statement was first mailed to stockholders on December 6, 2002.

                                ABOUT THE MEETING

What is the purpose of the Annual Meeting?

     At the annual meeting, you will vote on the matters outlined in the accompanying Notice of Annual Meeting of Stockholders on the second page of this proxy statement, including the election of the directors.

Who is entitled to vote?

     Only stockholders of record at the close of business on the record date, December 2, 2002 (the "Record Date"), are entitled to vote at the annual meeting, or any postponements or adjournments of the meeting.

What are the Board's recommendations on the proposals?

     The Board recommends a vote FOR each of the nominees and FOR the approval of the amendment to the 1998 Equity Incentive Plan increasing the number of shares available for grant.

How do I vote?

     Sign and date each proxy card you receive and return it in the postage-prepaid envelope enclosed with your proxy materials. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card(s) in person.

     If your shares are held by your broker or bank, in "street name," you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not instruct your broker or bank how to vote, your broker or bank will vote your shares if it has discretionary power to vote on a particular matter.

Can I change my vote after I return my proxy card?

     Yes. You have the right to revoke your proxy at any time before the meeting by notifying the Company's Assistant Secretary at ThermoGenesis Corp., 3146 Gold Camp Drive, Rancho Cordova, California 95670 in writing, voting in person or returning a later-dated proxy card.

Who will count the vote?

     The Assistant Secretary will count the votes and act as the inspector of election. Our transfer agent, Computershare Trust Company is the transfer agent for the Company's common stock. Computershare Trust Company will tally the proxies and provide this information at the time of the meeting.

What shares are included on the proxy card(s)?

     The shares on your proxy card(s) represent ALL of your shares.

What does it mean if I get more than one proxy card?

     If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Computershare Trust Company, located at 350 Indiana St., Ste. 800, Golden, Colorado 80401, phone (303) 262-0600, fax
(303) 262-0700, or, if your shares are held by your broker or bank in "street name," by contacting the broker or bank who holds your shares.

How many shares can vote?

     Only shares of common stock and series A convertible preferred stock may vote. As of the Record Date, 35,266,004 shares of common stock and 158,000 shares of series A convertible preferred stock were issued and outstanding. Each share of common stock is entitled to one vote on all matters submitted for stockholder approval. Each share of series A convertible preferred stock is entitled to vote with the common stock the number of votes equal to one vote for each share of common stock to which it is convertible on all matters submitted for stockholder approval. Therefore, each share of series A convertible preferred stock is entitled to five (5) votes.

What is a "quorum"?

     A "quorum" is a majority of the outstanding shares entitled to vote. A quorum may be present in person or represented by proxy to transact business at the stockholders' meeting. For the purposes of determining a quorum, shares held by brokers or nominees for which we receive a signed proxy will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called "broker non-votes." Abstentions will be counted as present for quorum purposes.

What is required to approve each proposal?

     For the election of the directors, once a quorum has been established, the nominees for director who receive the most votes will become our directors. A majority of quorum is required to approve proposal two.

     If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and not entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

What happens if I abstain?

     Proxies marked "abstain" will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes. For proposals requiring an affirmative vote of a majority of the shares present, an abstention is equivalent to a "no" vote.

How will we solicit proxies?

     We will distribute the proxy materials and solicit votes. The cost of soliciting proxies will be borne by us. These costs will include the expense of preparing and mailing proxy solicitation materials for the meeting and reimbursements paid to brokerage firms and others for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to stockholders. Proxies may also be solicited in person, by telephone or by facsimile by our directors, officers and employees without additional compensation.

                                 STOCK OWNERSHIP

How much stock do our directors, executive officers and principal stockholders own?

     The following  table shows the amount of our common stock  (Nasdaq  Symbol:
KOOL) beneficially owned (unless otherwise indicated) by each stockholder known by us to be the beneficial owner of more than 5% of our common stock, by each of our executive officers and directors and the executive officers and directors as a group. As of October 30, 2002, there were 35,266,004 shares of common stock outstanding. Except as otherwise indicated, all information is as of October 30, 2002. Unless indicated otherwise, the address of all stockholders listed is 3146 Gold Camp Drive, Rancho Cordova, California 95670.

--------------------------------------------------------------------------------
          Name of Stockholder                Number of Shares(1)      Percent

         Federated Kaufmann Fund                 3,723,062(2)           11%
        140 E. 45th St., 43rd Fl
          New York, NY. 10017

             Atlas II, LP                        2,427,910(3)          6.9%
      630 Fifth Ave., 20th Floor
          New York, NY. 10100

      Pequot Scout Fund, L.P. (4)                1,440,000(5)            4%
         500 Nyala Farm Road
          Westport, CT 06880

Pequot Navigator Offshore Fund L.P. (4)            720,000(6)            2%
          500 Nyala Farm Road
           Westport, CT 06880

            Philip H. Coelho                       709,446(7)          1.9%

           Edward G. Cape, Ph.D.                   100,000(8)            *%

             George J. Barry                        65,000(9)            *%

             David S. Howell                       410,846(10)         1.1%

          Hubert E. Huckel, M.D.                   104,000(11)           *%

             Patrick McEnany                       138,158(12)           *%

    Officers & Directors as a group (13)         1,950,041             5.2%
--------------------------------------------------------------------------------

* Less than 1%.
(1) The ownership includes only options exercisable within 60 days of October 30, 2002. The total outstanding includes shares assumed exercised for percentage ownership computation.
(2)  Includes 277,777 shares issuable upon the exercise of warrants.
(3)  Includes 583,485 shares issuable upon the exercise of warrants.
(4) Pequot Capital Management, Inc. is the Investment Manager/Advisor and holds the voting and investment control.
(5)  Includes 240,000 shares issuable upon the exercise of warrants.
(6)  Includes 120,000 shares issuable upon the exercise of warrants.
(7) Includes 500,000 shares issuable upon the exercise of options and 15,741 shares issuable upon the exercise of warrants.
(8)  Includes 100,000 shares issuable on the exercise of options.
(9)  Includes 65,000 shares issuable on the exercise of options.
(10) Includes 54,000 shares issuable upon the exercise of options and 19,000 shares issuable upon exercise of warrants. Also includes 208,205 shares and 59,641 shares issuable upon the exercise of warrants owned by New England Venture Partners, LP. Mr. Howell is the President and a shareholder of the General Partner of New England Venture Partners, LP. Mr. Howell disclaims ownership of 89.8% of New England Venture Partners LP.
(11) Includes 74,000 shares issuable upon the exercise of options and 10,000 shares issuable upon exercise of warrants. Also includes 20,000 shares issuable upon the exercise of warrants owned by HEH Investment Partners, LP. Dr. Huckel is the general partner of HEH Investment Partners, LP.
(12) Includes 74,000 shares issuable upon the exercise of options. Also includes 829 shares and 20,000 shares issuable upon the exercise of warrants owned by McEnany Holding, Inc. Mr. McEnany is the sole shareholder of McEnany Holding, Inc.
(13) Includes 197,485 shares issuable upon the exercise of options and 4,722 shares issuable upon the exercise of warrants owned by Sam Acosta. Includes 104,800 shares issuable upon the exercise of options and 4,000 shares issuable upon the exercise of warrants owned by Renee Ruecker. Includes 55,000 shares issuable upon the exercise of options owned by Dan Segal.

                             SECTION 16 TRANSACTIONS

     Section 16(a) of the Exchange Act requires our executive officers and directors to file reports of ownership and changes in ownership of our common stock with the SEC. Executive officers and directors are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

     Based solely upon a review of Forms 3, 4 and 5 delivered to the Securities and Exchange Commission ("Commission"), directors and officers of the Company timely filed all required reports pursuant to Section 16(a) of the Securities and Exchange Act of 1934, except Edward Cape who was late filing his Form 3. The late filing was primarily due to traveling.

                        PROPOSAL 1--ELECTION OF DIRECTORS

     Our bylaws presently provide that the authorized number of directors may be fixed by resolution of the Board from time to time, with a minimum of not less than three (3) directors and a maximum of seven (7) directors. The Board has fixed the authorized number of directors at six (6). The term of office for the directors elected at this meeting will expire at the next annual meeting of stockholders to be held in 2004 or until his earlier death, resignation or removal.

     Unless otherwise instructed, the proxyholders will vote the proxies received by them for the six nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. Each nominee has agreed to serve as director, if elected.

     The following indicates the age, principal occupation or employment for at least the last five years and affiliation with the Company, if any, for each nominee as director.

Philip H. Coelho                                             Director since 1986

     Philip H. Coelho, 59, is the Company's Chief Executive Officer and Chairman of the Board. From September 1989 to November 1997, Mr. Coelho served as the Company's President. From October 1986 to September 1989, Mr. Coelho was Vice President and Director of Research, Development and Manufacturing. Mr. Coelho was President of Castleton, Inc. from October 1983 until October 1986. Castleton developed and previously licensed the Insta Cool Technology to the Company. Mr. Coelho serves on the Board of Directors for Kourion Therapeutics and Mediware Information Systems, Inc. Mr. Coelho has a Bachelor of Science degree in Mechanical Engineering from the University of California, Davis and is the inventor or co-inventor on the majority of the Company's patents.

Edward G. Cape, Ph.D.                                        Director since 2002

     Edward G. Cape, Ph.D., 38, joined the Board of Directors in 2002. He is also serving a one-year term as Executive Vice President of Corporate Strategy (January 2002 - December 2002). Dr. Cape is currently Managing Partner and Founder of the Sapphire Group LLC, a merchant banking firm in New York, NY. Prior to the Sapphire Group he was a Healthcare Investment Banker at UBS Warburg, focusing on financings and mergers & acquisitions for companies in the medical technology and biotechnology sectors. Prior to UBS Warburg, he was the Founding Director of the Cardiac Dynamics Laboratory at Children's Hospital of Pittsburgh (a research and consulting entity) and a faculty member in the Schools of Engineering and Medicine at the University of Pittsburgh. In this capacity he consulted with numerous companies ranging from large-cap companies to biomedical start-ups, published over 40 articles in peer-reviewed journals, seven textbook chapters, over 100 conference abstracts, and won the 1995 Young Investigator of the Year Award from the American Society of Echocardiography. Dr. Cape has B.S. and Ph.D. degrees from the Georgia Institute of Technology and an M.B.A. from Harvard Business School.

Patrick McEnany                                        Director rejoined in 1997

     Mr. McEnany, 55, from 1991 to April of 1997, was Chairman and President of Royce Laboratories. In April 1997, Royce Laboratories merged with and became a subsidiary of Watson Pharmaceuticals, Inc. From 1973 to 1985, Mr. McEnany was the President, Chief Executive Officer and Chief Financial Officer of Zenex Synthetic Lubricants, Inc. ("Zenex"), a company engaged in the distribution of synthetic lubricants. In February 1985, Zenex merged with Home Intensive Care, Inc. ("HIC"), a provider of home infusion therapy services and Mr. McEnany continued to serve as a director and chairman of the audit committee until HIC was acquired by WR Grace & Co. in 1993. From December 1984 through the present, Mr. McEnany has served as the President of Equisource Capital, Inc., a consulting company in the areas of corporate finance and investment banking. From 1993 through 1997, he also served as Vice Chairman and director of the National Association of Pharmaceutical Manufacturers. Beginning in June 2000,

Mr. McEnany serves on the Board of Directors of Medwaste, Inc., (Nasdaq OTCBB), a holding company engaged in the management of medical waste management services and serves on the Board of Directors of the Jackson Memorial Hospital Foundation, located in Miami, Florida. Mr. McEnany was formerly a director of the Company from 1985 through 1991.

Hubert E. Huckel, M.D.                                       Director since 1997

     Dr. Huckel, 71, joined the Board of Directors in 1997. He is a founder of Catalyst Pharmaceutical Partners and serves at its Chairman of the Board. In addition, he is on the Board of Directors of Titan Pharmaceuticals, Inc., Amarin Pharmaceuticals, plc and Hydro Med Sciences, Inc. He spent 29 years with the Hoechst Group ("Hoechst" -now "Aventis"), and was at the time of his retirement, Executive Chairman of the Board of Hoechst-Roussel Pharmaceuticals, Inc. Dr. Huckel received his MD degree from the University of Vienna, Austria, and is a member of the Rockefeller University Council.

David S. Howell                                              Director since 1999

     Mr. Howell, 58, is currently a General Partner of Howell Resource Partners, a privately owned Connecticut Partnership which invests in privately owned companies and real estate projects. Mr. Howell has previously served as CEO or COO of several privately owned companies, including Controlonics Corporation in Westford, Massachusetts (1981 through 1985), and The Straus Adler Company in New Haven, Connecticut (President 1988-1991; Chairman 1991-1996). Mr. Howell also previously served as a member of the Board of Directors of Callaway Golf Company in Carlsbad California prior to its public offering in 1992.

George J. Barry                                              Director since 2002

     Mr. Barry, 49, rejoined Mediware Information Systems, Inc. in January, 2001 as President and Chief Executive Officer. He previously served as Mediware Information Systems' Chief Financial Officer from 1997 through 1998 and acted as an advisor to the Board of Directors thereafter. Mr. Barry has been a senior manager of software technology companies for over 16 years. He was employed as Vice President and Chief Financial Officer of Silvon Software, Inc. from 1999 through 2000; Chief Financial Officer at Microware Systems from 1994 to 1996; Executive Vice President and Chief Financial Officer at Comptech Research from 1992 to 1994 and as Group Chief Financial Officer for Dynatech Corporation from 1986 to 1992. Mr. Barry is a Certified Public Accountant and holds a Masters in Business Administration from the University of Wisconsin, Madison.

RECOMMENDATION OF THE BOARD

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED ABOVE.

                                 PROPOSAL NO. 2

                APPROVAL OF AMENDMENT TO THE THERMOGENESIS CORP.
                           1998 EQUITY INCENTIVE PLAN

     On February 2, 1998, the stockholders of the Company approved the 1998 Equity Incentive Plan (the "Plan"). The Plan is administered by the Compensation Committee. Under the Plan, a total of 2,798,000 shares of Common Stock may be issued, of which 2,570,119 shares were subject to options as of October 31, 2002. Subject to stockholder approval, the Compensation Committee and the Board of Directors have approved an amendment to the Plan to increase the number of shares subject to the Plan by an additional 1,000,000 shares.

     The purpose of the plan is to attract and retain experienced and qualified personnel. The following is a summary of the principal provisions of the Plan. This summary is not intended to be a complete description of all terms and provisions of the Plan.

     Administration. The Plan is administered by the Compensation Committee consisting of two or more disinterested Board members (the "Committee"). The Committee is responsible for the operation of the Plan and, subject to the terms thereof, makes all determinations regarding (i) participation in the Plan by employees of the Company or subsidiaries and (ii) the nature and extent of such participation. The interpretation and construction of any provisions of the Plan by the Committee shall be final. The Board may at any time remove a Committee member and appoint a successor, provided the successor is a disinterested Board member. Committee members shall serve without compensation, unless otherwise determined by the Board, provided that the Company shall pay the expenses of such members incurred in the administration of the Plan, subject to approval of the Board. Currently, the Board's Compensation Committee members receive $500 per meeting attended in person ($250 for attendance by telephonic conference) and options to purchase 4,000 upon completion of a year of service on the Committee.

     Eligibility. The Plan provides for the grant of Incentive Stock Options ("ISO"), within the meaning of the Internal Revenue Code of 1986, as amended ("Code") to employees of the Company, including directors and officers who are also employees ("Participants"). All other awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company; provided such consultants, contractors and advisors render bona fide services in connection with the Company's operations.

     Terms of Options. Each option will be evidenced by an Award Agreement between the Company and the Participant to whom such option may be granted which will expressly identify the option as an ISO or a Non-Qualified Stock Option ("NQSO"). Options granted under the Plan shall have a term of up to seven (7) years, and no ISO granted to a person who directly or by attribution owns more than 10% of the total combined voting power of stock of the Company will be exercisable after the expiration of seven (7) years from the date the ISO is granted, as determined by the Committee, and shall be subject to the following additional terms and conditions.

     Exercise of Options. Options shall become exercisable during a period or during such periods as the Committee shall determine and may be specifically conditioned upon achieving specified events. An option may be exercised by giving written notice in the form of a stock option exercise agreement ("Exercise Agreement") to the Company, specifying the number of full shares to be purchased, the restrictions imposed on the shares purchased under the Exercise Agreement, if any, and such representations and agreements regarding Participants' investment intent and access to information, if any, as may be required to comply with applicable securities laws and tendering payment to the Company of the purchase price. The Committee may, at its discretion, allow a participant to pay the option price by other methods permitted by law as determined by the Committee, including by execution of a promissory note evidencing the debt on such terms and conditions determined by the Committee bearing interest at a rate sufficient to avoid imputation of income under 483 and 1274 of the Code. However, Participants who are not employees or directors of the Company will not be entitled to purchase shares with a promissory note.

     Option Exercise Price. The option price will be determined by the Committee on the date the options are granted and may not be less than 85% of the fair market value of the shares on the date of grant; provided that the exercise price of an ISO will not be less than 100% of the fair market value of the shares on the date of grant and the exercise price of an ISO granted to a 10% stockholder will not be less than 110% of the fair market value of shares on the date of grant.

     Termination of Status as an Employee or Director. If the Participant ceases to serve as an employee, officer or director of the Company, the options held by the optionee may be exercised within 90 days after the date he or she ceases to be an employee, officer or director as to all or part of the shares that the optionee was entitled to exercise at the date of such termination and after such 90-day period all unexercised options shall terminate. Notwithstanding the foregoing, in no event may an option be exercised after its term has expired. The Committee, in its discretion may lengthen the period of time up to 5 years after the Termination Date, however, any exercise beyond 3 months of the Termination Date shall be deemed an NQSO.

     Death or Disability. If a Participant no longer is an employee, officer or director due to death or disability, the options held by the Participant may be exercised by the Participant or Participant's legal representative or authorized assignee at any time within 12 months after the death or disability and shall terminate thereafter. If a Participant should die within three months after ceasing to serve as an employee, officer or director of the Company, the options may be exercised within 12 months after the death to the extent the option was exercisable on the date of such death. Notwithstanding the foregoing, in no event may an option be exercised after its term has expired. The Committee, in its discretion, may lengthen the term up to 5 years, however, any exercise after 12 months from the Termination Date shall be deemed an NQSO.

     Suspension or Termination of Options. No option shall be exercisable by any person after its expiration date. If the Committee reasonably believes that a participant has committed an act of misconduct, the Committee may suspend the Participant's right to exercise any option pending a final determination by the Committee. If the Committee determines that a Participant has committed an act of theft, embezzlement, fraud, dishonesty, or breach of fiduciary duty, such options may be immediately terminated. In making such a determination, the Committee shall act fairly and in good faith and shall give the Participant an opportunity to appear and present evidence on the Participant's behalf at a hearing before the Committee. The determination of the Committee shall be final and conclusive unless overruled by the Board of Directors.

     Nontransferability of Options. Awards are not transferable or assignable other than by will or the laws of descent and distribution, and are exercisable only by the Participant during his or her lifetime or, in the event of death, by the executors, administrators, legatees or heirs of his or her estate during the time period provided above.

     Other Provisions. The Award Agreement may contain such other terms, provisions and conditions not inconsistent with the Plans as may be determined by the Committee.

     Adjustment upon Changes in Capitalization. In the event of the proposed dissolution or liquidation of the Company, any and all outstanding awards may be assumed converted or replaced by the successor corporation, if any, which conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent awards or provide substantially similar consideration to Participants as was provided to stockholders, the sale of all or substantially all of the Company's assets or the merger of the Company with or into another corporation. In the event such successor corporation, if any, refuses to assume or substitute awards, such awards will expire on such transaction at such time and on such conditions as the Board will determine.

     Restricted Stock. The Committee in its discretion may impose restrictions on the stock award, and may provide for the lapse of such restrictions in installments and may waive or accelerate such restrictions, based on criteria determined by the Committee.

     Stock Bonus. At the discretion of the Committee, a stock bonus may be awarded for services rendered to the Company. The award of shares may be in Restricted Stock. The Committee may award more than one stock bonus to a Participant and each award may be subject to different performance criteria. If a Participant is terminated during a performance period, such Participant will be entitled to payment (whether in shares, cash, or otherwise) with respect to the stock bonus only to the extent earned as of the termination date in accordance with the Performance Stock Bonus Agreement, unless determined otherwise by the Committee.

     Amendment and Termination. The Board of Directors may amend the Plan at any time or from time to time; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS UNDER THE 1998 PLAN

     Options granted under the 1998 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-qualified options which are not intended to meet such requirements.

     Non-Qualified Options. No taxable income is recognized by an optionee upon the grant of an option. The optionee will, in general, recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

     Incentive Stock Options. No taxable income is recognized by the optionee at the time of the option grant and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

     Restricted Stock Awards. The director receives no taxable income upon the receipt of a restricted stock award. The director is taxed at the time the restrictions lapse, with the amount of such tax being based on the fair market value of the shares of the stock at such time. As an alternative, the Internal Revenue Service allows directors, at their option, to make an election to include the value of the restricted stock award in income in the year in which the shares are allocated to the director. In the event a director makes such an election, a Section 83(b) election must be filed within 30 days of the shares being allocated to them. Under Section 83(b) an electing director will realize ordinary income, at the time of the election, equal to the fair market value of the shares of stock on the date of receipt. As a result, when the shares of restricted stock vest, there is no additional taxable income. When the shares are subsequently sold, any gain or loss, based on the amount previously reported as income, will be a capital gain or loss. If a director who has made a Section 83(b) election subsequently forfeits the shares, the director will not be entitled to any deductions, however, he or she may be entitled to realize a loss. The Company recognizes a deduction for income tax purposes at the time the director recognizes income.

     Stock Bonus Award. The issuance of the stock in accordance with the awards will constitute ordinary income to the recipient in the amount of the fair market value of the stock. If the shares are subject to a substantial risk of forfeiture, recognition of ordinary income will not occur until the risk of forfeiture is removed or expires. The recipient may make a section 83(b) election and accelerate the recognition of income to the year received rather than the year the risk of forfeiture is removed or expires. The Company will receive a deduction for the same amount recognized by the individual in the year such income is recognized by the individual.

     Stock Appreciation Rights. The grant of a SAR is not expected to result in any taxable income for the recipient. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of common stock received are taxable to the recipient as ordinary income and deductible by the Company.

     Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares on the exercise date over (ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Company anticipates that any compensation deemed paid by it in connection with any awards issued under the 1998 Plan, including exercises of options will qualify as performance-based compensation for purposes of Code
Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those awards will remain deductible by the Company without limitation under Code Section 162(m).

ACCOUNTING TREATMENT

     Awards with an exercise or purchase price per share equal to 100% of the fair market value of the shares at the time of grant generally will not result in any direct charge to the Company's earnings. However, other provisions in the Plan, if included in a specific grant, may result in a direct charge to the Company's earnings for that grant. The fair value of those awards that did not result in a direct charge to the Company's earnings must be disclosed in the notes to the Company's financial statements, in the form of pro-forma statements to those financial statements, which demonstrates the impact those awards would have upon the Company's reported earnings were the value of those awards at the time of grant treated as compensation expense. In addition, the number of outstanding awards may be a factor in determining the Company's earnings per share on a diluted basis.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 1998 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER.

How are directors compensated?

     All directors who are not employees of the Company are paid a meeting fee of $1,000 per Board meeting attended in person ($500 for attendance by telephonic conference). In addition, members of the Board's Compensation Committee receive $500 per meeting attended in person ($250 for attendance by telephonic conference) and options to purchase 4,000 shares of common stock upon completion of each full year of service on such Committee pursuant to the Amended 1994 Stock Option Plan. Members of the Audit Committee receive $500 per meeting in person ($250 for attendance by telephonic conference).

How often did the Board meet during fiscal 2002?

     The Board of Directors met five times during fiscal 2002. Each nominee attended at least 75% of the total number of meetings of the Board and Committees on which he served.

What committees has the Board established?

     The Company currently has a Compensation Committee and an Audit Committee. The Company does not have a Nominating Committee.

     At fiscal year end, the Audit Committee consisted of four independent directors: George Barry, David Howell, Dr. Hubert Huckel and Patrick McEnany. The Audit Committee is chaired by Patrick McEnany. As part of its responsibilities, the Audit Committee provides assistance to the Directors in fulfilling their responsibility to the stockholders, potential stockholders and the investment community relating to the Company's accounting, reporting practices of the Company, the quality and integrity of the financial statements of the Company and the capital requirements of the Company. The Audit Committee Charter is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents.

     The Compensation Committee consisted of three independent directors: David Howell, Dr. Hubert Huckel and Patrick McEnany. The Compensation Committee is chaired by David Howell and it reviews and approves the executive compensation policies and determines employee option grants. The report of the Compensation Committee submitted in this proxy statement describes the compensation policies and rationales applicable to the Company's executive officers with respect to the compensation paid to such executive officers for the fiscal year ended June 30, 2002.

     In accordance with SEC regulations, the following is the Audit Committee Report. Such report is not deemed to be filed with the SEC.

Report of the Audit Committee

     The Audit Committee oversees the financial reporting process for the Company on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee reviews the Company's internal accounting procedures, consults with and reviews the services provided by the Company's independent auditors and makes recommendations to the Board of Directors regarding the selection of independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

     In accordance with Statements on Accounting Standards (SAS) No. 61, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent auditors their independence from the Company and its management and the independent auditors provided the written disclosures and the letter required by Independence Standards Board Standard No. 1.

     The Audit Committee has also met and discussed with the Company's management, and its independent auditors, issues related to the overall scope and objectives of the audits conducted, the internal controls used by the Company and the selection of the Company's independent auditors. In addition, the Audit Committee discussed with the independent auditors, with and without management present, the specific results of audit investigations and examinations and the auditor's judgments regarding any and all of the above issues. The Audit Committee had two meetings during fiscal year 2002.

     Pursuant  to  the  reviews  and  discussions  described  above,  the  Audit
Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2002, for filing with the Securities and Exchange Commission.

     In accordance with Section 10A(i)(2) of the Securities Exchange Act of 1934, as added by Section 202 of the Sarbanes-Oxley Act of 2002, the Company is responsible for disclosing non-audit services to be performed by the Company's external auditors, Ernst & Young LLP, that have been pre-approved by the audit committee. Non-audit services are defined by law as services other than those provided in connection with an audit or review of the financial statements of the Company. During the quarterly period covered by this filing, the audit committee has approved the following non-audit services: review of quarterly financial statements; consultations on accounting standards or transactions; SEC registration statement services; comfort letters requested by underwriters; accounting and financial due diligence pertaining to acquisitions; assessment, design and implementation of internal accounting and risk management control services; and tax services. The services described above are considered by the Company to be audit-related services that are closely related to the financial statement audit process.


                                             Respectfully submitted,
                                             THERMOGENESIS CORP. AUDIT COMMITTEE

                                             Patrick McEnany, Chairman
                                             George Barry
                                             David Howell
                                             Dr. Hubert Huckel

                                             Directors of the Company

The biographies of Messrs. Coelho, Barry, Howell and McEnany and Drs. Cape and Huckel can be found under Proposal 1 - Election of Directors.

Executive Officers of the Company

     The names, ages and background for at least the past five years for each person who served as an executive officer during the past fiscal year is as follows:

--------------------------------------------------------------------------------
       Name                      Position                       Age     Period
--------------------------------------------------------------------------------
Philip H. Coelho          Chief Executive Officer                59      1989(1)
--------------------------------------------------------------------------------
James H. Godsey, Ph. D.   Former President & Chief Operating     51      1997
                          Officer
--------------------------------------------------------------------------------
Sam Acosta                V.P. Manufacturing Operations          59      1997
--------------------------------------------------------------------------------
Edward G. Cape            Executive V.P of Corporate Strategy    38      2002(2)
--------------------------------------------------------------------------------
Renee M. Ruecker          V.P. of Finance/Accounting             38      1998
--------------------------------------------------------------------------------
Dan Segal                 V.P. of Sales/Marketing                47      2000
--------------------------------------------------------------------------------
   Key Employee
--------------------------------------------------------------------------------
Michelle J. Badal         Director of Regulatory Affairs and     42      2000
                          Quality System
--------------------------------------------------------------------------------
Richard Klosinski         Director of Research and               43      2000
                          Development
--------------------------------------------------------------------------------

     Notes to Table

(1) Prior to becoming President, Mr. Coelho served as Vice President and Director of Research, Development and Manufacturing from October 1986 to September 1989.
(2)  Dr. Cape is serving a one-year term from January 2002 to December 2002.

     Executive officers are elected annually by the Board of Directors and serve at the pleasure of the Board. Mr. Coelho, Mr. Acosta, Dr. Godsey, Ms. Ruecker and Mr. Segal have entered into employment agreements with the Company. There is no family relationship between any of the officers, directors or nominees.

     The biographies of Mr. Coelho and Dr. Cape can be found under Proposal 1 - Election of Directors.

     Mr. Sam Acosta joined the Company in December 1997 as V.P. Manufacturing Operations. Prior to joining the Company, Mr. Acosta was V.P. of Manufacturing at Dade International, MicroScan, formerly Baxter Diagnostics. Mr. Acosta was responsible for manufacturing engineering, materials management and distributions and quality control. Mr. Acosta received his Bachelor of Arts Degree in Business Administration from California State University Sacramento.

     Ms. Renee M. Ruecker joined the Company in August 1997 as Director of Finance. Ms. Ruecker assumed the position of V.P. Finance/Accounting in August 1998. Prior to joining the Company, Ms. Ruecker was a manager in the Audit and Business Advisory Department at Price Waterhouse LLP. Ms. Ruecker received her Bachelor of Science Degree in Business Administration from the California Polytechnic State University in San Luis Obispo and she is a certified public accountant.

     Mr. Dan Segal has been with the Company since 1997 and has held various positions including Director of Sales & Marketing Blood Products and Director of Corporate Sales. Mr. Segal assumed the position of V.P. Sales/Marketing in August 2000. Mr. Segal's experience prior to joining the Company includes over 13 years in the Specialty Surgical Device & Implant market and 2 years in the blood processing products market, where he held various positions in Sales & Marketing. Mr. Segal graduated from Sonoma State College with a BA in Business Management.

KEY EMPLOYEE

     Ms. Michelle J. Badal, RAC, joined the Company in May 2000 as the Director of Regulatory Affairs and Quality Systems. In her position at ThermoGenesis Corp., she manages the regulatory, quality and clinical departments. Prior to joining the Company, Ms. Badal was the Manager of Quality Assurance Compliance at ALZA Corporation. Ms. Badal's experience includes over 18 years in regulatory and quality working in medical devices and pharmaceutical industries. She received her Bachelor of Science in Biological Sciences at California State University, Sacramento. She received her Regulatory Affairs Certification (RAC) in November 2001.

     Mr. Richard Klosinski joined the Company in June 1996 and has held various positions including Electrical Engineer and System Engineering Manager, and was promoted to Director of Research and Development in 2000. Mr. Klosinski's experience prior to joining the Company includes nearly 17 years of experience in electrical product development and manufacturing from Baxter Diagnostics and Hewlett Packard Co. Mr. Klosinski received his Bachelor of Science Degree in Electronic Engineering from California Polytechnic State University San Luis Obispo.

COMPENSATION OF THERMOGENESIS CORP. MANAGEMENT

     The Compensation Committee ("Committee") of the Board of Directors is responsible for the Company's compensation, benefits and stock option grants for executive officers. The Committee is composed entirely of independent outside directors. The following is the Committee's report on executive compensation.

         Report of the Compensation Committee on Executive Compensation

     The Compensation Committee renewed the employment agreement of Messrs. Coelho and Segal during fiscal year 2002.

Compensation Philosophy

     The Committee continues to emphasize the important link between the Company's performance, which ultimately benefits all stockholders, and the compensation of its executives. Therefore, the primary goal of the Company's executive compensation policy is to closely align the interests of the stockholders with the interests of the executive officers. In order to achieve this goal, the Company attempts to (i) offer compensation opportunities that attract and retain executives whose abilities and skills are critical to the long-term success of the Company and reward them for their efforts in ensuring the success of the Company and (ii) encourage executives to manage from the perspective of owners with an equity stake in the Company. The Company currently uses three integrated components - Base Salary, Incentive Compensation and Stock Options - to achieve these goals. More recently, the Committee has begun to focus more on principles of pay for performance and stock ownership, through option grants, to provide adequate incentive for completing tasks and operational hurdles the Company is facing. The following outlines the overall compensation components.

Base Salary

     The Base Salary component of total compensation is designed to compensate executives competitively within the industry and the marketplace. Base Salaries of the executive officers are established by the Committee based upon Committee compensation data, the executive's job responsibilities, level of experience, individual performance and contribution to the business. In making base salary decisions, the Committee exercised its discretion and judgment based upon regional and personal knowledge of industry practice and did not apply any specific formula to determine the weight of any one factor.

Incentive Bonuses

     The Incentive Bonus component of executive compensation is designed to reflect the Committee's belief that a portion of the compensation of each executive officer should be contingent upon the performance of the Company, as well as the individual contribution of each executive officer. The Incentive Bonus is intended to motivate and reward executive officers by allowing the executive officers to directly benefit from the success of the Company. The Committee has directed that a formal written incentive plan that outlined key milestones critical to the Company's success be developed and implemented, and that the plan be weighted heavily towards achieving profitability before any bonus compensation would be earned. All executive employment contracts provide generally for a discretionary bonus of up to 35% of the executive's base salary, which will be determined by the Committee based on individual performance criteria and Company achievement of profitability during the year.

Long Term Incentives

     The Committee provides the Company's executive officers with long-term incentive compensation in the form of stock option grants under the Company's Amended 1994 Stock Option Plan and the 1998 Equity Incentive Plan. The Committee believes that stock options provide the Company's executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Company's Common Stock. The Committee believes that stock options directly motivate an executive to maximize long-term stockholder value. All options granted to executive officers to date have been granted at the fair market value of the Company's common stock on the date of grant, except for the repricing of options granted to Mr. Coelho on May 29, 1996, which were repriced on April 2, 1997. The Committee considers each option subjectively, considering factors such as the individual performance of the executive officer and the anticipated contribution of the executive officer to the attainment of the Company's long-term strategic performance goals. The number of stock options granted in prior years are also taken into consideration.

     In  conclusion,   the  Committee   believes  that  the  Company's   current
compensation levels are consistent with Company goals.

                                         Respectfully Submitted,
                                         THERMOGENESIS CORP.
                                         COMPENSATION COMMITTEE

                                         David Howell, Chairman
                                         Hubert Huckel, M.D.
                                         Patrick McEnany

                  EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS

     This table lists the aggregate cash compensation paid in the past three years for all services of the named Executive Officers of the Company.

                           SUMMARY COMPENSATION TABLE

------------------------------------------------------------------------------------------------------------------------
                                     ANNUAL COMPENSATION                                LONG-TERM COMPENSATION
                                     -------------------                                ----------------------
                                                                                                           SECURITIES
NAME AND PRINCIPAL POSITION                                        OTHER ANNUAL    RESTRICTED STOCK        UNDERLYING
                               YEAR       SALARY        BONUS         COMP.            AWARD(S)           OPTIONS/SARs
------------------------------------------------------------------------------------------------------------------------
  Philip H. Coelho,            2000       $180,000         $0         $6,908(1)          $0                 150,000(2)
  Chairman and Chief
  Executive Officer            2001       $181,000         $0        $30,000(3)          $0                 350,000(4)

                               2002       $188,580    $22,000        $10,000(5)          $0               1,000,000(6)
------------------------------------------------------------------------------------------------------------------------
   James H. Godsey,            2000       $160,000         $0         $9,689(7)          $0                 184,000(8)
 Former President and
Chief Operating Officer        2001       $164,000         $0         $6,000(9)          $0                 144,000(10)

                               2002       $174,300         $0         $7,000(11)         $0                      -0-
-----------------------------------------------------------------------------------------------------------------------
   Sam Acosta, V.P.            2000       $135,000         $0         $2,594(12)         $0                 121,445(13)
    Manufacturing
                               2001       $136,000         $0         $9,000(14)         $0                  95,040(15)

                               2002       $141,750         $0         $3,000(16)         $0                      -0-
-----------------------------------------------------------------------------------------------------------------------
 Renee M. Ruecker, V.P.        2000        $95,000         $0         $3,000(17)         $0                 118,800(18)
  Finance/Accounting
                               2001       $109,000         $0         $1,000(19)         $0                      -0-

                               2002       $115,500         $0                $0          $0                      -0-
-----------------------------------------------------------------------------------------------------------------------
    Dan Segal, V.P.            2000        $93,000    $17,000         $6,000(20)         $0                   5,000(21)
    Sales/Marketing
                               2001       $113,000         $0         $4,000(22)         $0                  50,000(23)

                               2002       $121,800         $0         $4,000(24)         $0                 100,000(25)
-----------------------------------------------------------------------------------------------------------------------

(1)  Represents payment of $6,908 in accrued vacation pay.
(2) Includes 150,000 stock options granted on July 29, 1999, at $1.125 per share.
(3) Represents payment of $7,000 in accrued vacation, $3,000 for a term life insurance policy for the benefit of Mr. Coelho and $20,000 as the difference between the price paid and the closing market value for 28,705 common shares in the April 2001 private financing.
(4)  Includes 350,000 stock options granted on December 14, 2000 at $1.875.
(5) Represents payment of $7,000 in accrued vacation and $3,000 for a term life insurance policy for the benefit of Mr. Coelho.
(6)  Includes 1,000,000 stock options granted on June 28, 2002 at $2.12.
(7) Represents payment of $6,000 annual automobile allowance and $3,689 in accrued vacation pay.
(8) Includes 100,000 stock options granted on July 29, 1999, at $1.125 per share and 84,000 stock options granted on May 11, 2000, at $1.969 per share.
(9)  Represents payment of accrued vacation.

(10) Includes 144,000 stock options granted on December 14, 2000 at $1.875.
(11) Represents payment of accrued vacation.
(12) Represents $2,594 in accrued vacation pay.
(13) Includes 66,000 stock options granted on July 29, 1999, at $1.125 per share and 55,445 stock options granted on May 11, 2000, at $1.1969
(14) Represents payment of $3,000 in accrued vacation and $6,000 as the difference between the price paid and the closing market value for 8,610 common shares in the April 2001 private financing.
(15) Includes 95,040 stock options granted on December 14, 2000 at $1.875.
(16) Represents payment of accrued vacation.
(17) Represents payment of accrued vacation.
(18) Includes 60,000 stock options granted on July 29, 1999 at $1.125 and 58,800 stock options granted on May 11, 2000 at $1.969.
(19) Represents payment of accrued vacation.
(20) Represents annual automobile allowance.
(21) Includes 5,000 stock options granted on July 29, 1999 at $1.125.
(22) Represents accrued vacation pay.
(23) Includes 50,000 stock options granted on July 27, 2000 at $1.875.
(24) Represents payment of accrued vacation.
(25) Includes 100,000 stock options granted on June 28, 2002 at $2.12.

Employment Agreements

     In June 2002, the Company and Mr. Coelho entered into an employment agreement whereby Mr. Coelho agreed to serve as Chief Executive Officer of the Company and receive compensation equal to $225,000 per year, subject to annual increases as may be determined by the Board of Directors. Mr. Coelho is eligible to receive bonuses based on his performance and the attainment of objectives established by the Company. Bonuses shall not exceed thirty-five percent of his base salary in effect for any given year, and shall be subject to Compensation Committee oversight for meeting stated objectives. The employment agreement may be terminated by Mr. Coelho or by the Company with or without cause. In the event Mr. Coelho is terminated by the Company without cause, Mr. Coelho will be entitled to receive severance pay equal to the greater of six months of his annual salary or the remaining term of the agreement. In addition, the employment agreement provides that in the event Mr. Coelho is terminated other than "for cause" upon a change of control, Mr. Coelho shall be paid an amount equal to three times his annual salary. The phrase "change of control" is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity, (ii) the issuance of 33% or more of the outstanding securities in connection with a merger, or (iii) the acquisition of the Company in a merger or other business combination. The employment agreement expires by its terms in June 2007.

     Dr. Godsey tendered his letter of resignation in June 2002 and with the agreement of the Company terminated his employment agreement in July 2002. In November 2000, the Company entered into an employment agreement with Dr. Godsey whereby Dr. Godsey agreed to serve as President and Chief Operating Officer and receive compensation equal to $166,000, subject to annual increases as may be determined by the Board of Directors. Dr. Godsey was eligible to receive bonuses based on his performance and the attainment of objectives established by the Company.

     In December 2000, the Company entered into an employment agreement with Mr. Acosta whereby Mr. Acosta agreed to serve as V.P. of Manufacturing Operations and receive compensation equal to $135,000 subject to annual increases as may be determined by the Board of Directors. Mr. Acosta is eligible to receive bonuses based on his performance and the attainment of objectives established by the Company. Bonuses shall not exceed thirty-five percent of his base salary in effect for any given year and shall be subject to Compensation Committee oversight for meeting stated objectives. The employment agreement may be terminated prior to the expiration of the agreement, upon the mutual agreement of the Company and Mr. Acosta. In addition, the employment agreement provides that in the event Mr. Acosta is terminated other than "for cause" upon a change of control, Mr. Acosta will be paid an amount equal to three times his annual salary. The phrase "change of control" is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity, (ii) the issuance of 33% or more of the outstanding securities in connection with a merger, or (iii) the acquisition of the Company in a merger or other business combination. The employment agreement expires by its terms in December 2003.

     In August 1999, the Company entered into an employment agreement with Ms. Renee Ruecker whereby Ms. Ruecker agreed to serve as Vice President of Finance/Accounting and receive compensation equal to $95,000 subject to annual increases as may be determined by the Board of Directors. In April 2000, that contract was extended for an additional two-year term and the base salary was increased to $110,000. Ms. Ruecker is eligible to receive bonuses based on her performance and the attainment of objectives established by the Company. Ms. Ruecker's bonuses shall not exceed thirty-five percent of her base salary in effect for any given year and shall be subject to Compensation Committee oversight for meeting stated objectives. The employment agreement may be terminated prior to the expiration of the agreement, upon the mutual agreement of the Company and Ms. Ruecker. In addition, the employment agreement provides that in the event Ms. Ruecker is terminated other than "for cause" upon a change of control, Ms. Ruecker will be paid an amount equal to three times her annual salary. The phrase "change of control" is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity, (ii) the issuance of 33% or more of the outstanding securities in connection with a merger, or (iii) the acquisition of the Company in a merger or other business combination. The employment agreement, as extended, expires by its terms in February 2003.

     In May 2002, the Company renewed it's employment agreement with Mr. Dan Segal whereby Mr. Segal agreed to serve as Vice President of Sales/Marketing and receive compensation equal to $148,575 subject to annual increases as may be determined by the Board of Directors. Mr. Segal is eligible to receive bonuses based on his performance and the attainment of objectives established by the Company. Mr. Segal's bonuses shall not exceed thirty-five percent of his base salary in effect for any given year and shall be subject to Compensation Committee oversight for meeting stated objectives. The employment agreement may be terminated prior to the expiration of the agreement, upon the mutual agreement of the Company and Mr. Segal. In addition, the employment agreement provides that in the event Mr. Segal is terminated other than "for cause" upon a change of control, Mr. Segal will be paid an amount equal to three times his annual salary. The phrase "change of control" is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity, (ii) the issuance of 33% or more of the outstanding securities in connection with a merger, or (iii) the acquisition of the Company in a merger or other business combination. The employment agreement, as extended, expires by its terms in August 2005.

Options Granted in Last Fiscal Year

                                Individual Grants

------------------------------------------------------------------------------------------------------------------------
                                         Percent of
                          Number of     Total Options                                       Potential Realized Value at
                          Securities     Granted to      Exercise                          Assumed Annual Rates of Stock
                          Underlying      Employees        Base                            Price Appreciation for Option
                           Options        in Fiscal        Price         Expiration                   Term
        Name               Granted          Year          ($/sh)            Date             5%(1)           10%(1)
------------------------------------------------------------------------------------------------------------------------
    Philip Coelho         1,000,000         65%            $2.12       June 28, 2009       $334,165         $701,720
------------------------------------------------------------------------------------------------------------------------
      Dan Segal             100,000          7%            $2.12       June 28, 2009        $33,417         $70,172
------------------------------------------------------------------------------------------------------------------------

(1)  The  5% and  10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future common stock prices, or actual performance.

                         Ten-Year Options/SAR Repricings

     There were no repricing of options for the fiscal year ended June 30, 2002.

Aggregated  Option  Exercises  in Last  Fiscal Year and Fiscal  Year-End  Option
Values

     The following table sets forth executive officer options exercised and option values for fiscal year ended June 30, 2002 for all executive officers at the end of the year.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                Value of Unexercised In
                                                                        Number of Options        -the-Money Options at
                                                                        at June 30, 2002             June 30, 2002
                             Shares Acquired            Value            (Exercisable/                (Exercisable/
        Name                  Or Exercised             Realized          Unexercisable)             Unexercisable)(1)
        ----                  ------------             --------          --------------             -----------------
--------------------------------------------------------------------------------------------------------------------------
      Phil Coelho                        --                  --        383,334/1,116,666            $206,417/$28,583
     James Godsey                        --                  --         180,000/48,000              $36,204/$11,760
      Sam Acosta                     16,500             $19,388         165,805/31,680               $70,660/$7,762
     Renee Ruecker                   10,000             $11,750           114,800/0                    $54,649/0
       Dan Segal                         --                  --        80,000/125,000                $10,500/$5,625
--------------------------------------------------------------------------------------------------------------------------

(1) Based on June 30, 2002 year-end closing bid price of $2.12.

1998 Equity Incentive Plan

     On February 2, 1998, the stockholders of the Company approved the 1998 Equity Incentive Plan (the " 1998 Plan"). The Plan is administered by the Compensation Committee. Under the Plan, a total of 2,798,000 shares of Common Stock may be issued. Subject to stockholder approval, the Compensation Committee and the Board of Directors have approved an amendment to the Plan to increase the number of shares subject to the Plan by an additional 1,000,000 shares.

     The 1998 Plan permits the grant of stock options to employees, officers and certain directors. The purpose of the 1998 Plan is to attract the best available personnel to the Company and to give employees, officers and certain directors of the Company a greater personal stake in the success of the Company. As of June 30, 2002, 2,767,619 options had been granted under the 1998 Plan and 351,834 shares of common stock have been issued pursuant to the 1998 Plan. In addition, after June 30, 2002, no options to purchase shares of common stock were issued under the 1998 Plan. Exercise prices ranged from $1.125 to $3.00.

The Amended 1994 Stock Option Plan

     The Company's Amended 1994 Stock Option Plan (the "1994 Plan") was originally approved by the Company's stockholders in January 1995 and amended at the Annual Meetings on May 29, 1996 and May 29, 1997. A total of 1,450,000 (post-consolidation) shares were approved by the stockholders for issuance under option agreements, subject to the 1994 Plan.

     The 1994 Plan permits the grant of stock options to employees, officers and certain directors. The purpose of the 1994 Plan is to attract the best available personnel to the Company and to give employees, officers and certain directors of the Company a greater personal stake in the success of the Company.

     As of June 30, 2002, 1,003,192 options had been granted under the 1994 Plan and 466,942 shares of common stock have been issued pursuant to the 1994 Plan. In addition, after June 30, 2002, no options to purchase shares of common stock were issued under the 1994 Plan. Exercise prices range from $1.125 to $3.125.

2002 Independent Directors' Equity Incentive Plan

     The 2002 Independent Directors Equity Incentive Plan ("2002 Plan") permits the grant of stock or options to independent directors. A total of 250,000 shares were approved by the stockholders for issuance under the 2002 Plan.

     As of June 30, 2002, 12,000 options had been granted under the 2002 Plan and no shares of common stock have been issued pursuant to the 2002 Plan. In addition, after June 30, 2002, 100,000 options to purchase shares of common stock were issued under the 2002 Plan. Exercise prices range from $1.81 to $2.34.

Equity Compensation Plan Information

     The following table provides information for all of the Company's equity compensation plans and individual compensation arrangements in effect as of June 30, 2002:

----------------------------------------------------------------------------------------------------------------------
       Plan Category             Number of securities to be    Weighted-average exercise      Number of securities
                                  issued upon exercise of       price of outstanding        remaining available for
                                   outstanding options,         options, warrants and        future issuance under
                                    warrants and rights                rights              equity compensation plans
                                                                                             (excluding securities
                                                                                              reflected in column
                                                                                                     (a))

                                            (a)                          (b)                          (c)
----------------------------------------------------------------------------------------------------------------------
  Equity compensation plans
approved by securities holders           3,006,535                      $1.93                       672,189
----------------------------------------------------------------------------------------------------------------------
Equity compensation plans not               25,000                      $1.57                         --
 approved by security holders
----------------------------------------------------------------------------------------------------------------------
            Total                        3,031,535                                                  672,189
----------------------------------------------------------------------------------------------------------------------

                             STOCK PERFORMANCE GRAPH

                    Five-Year Common Stock Performance Graph

     The following graph compares the performance of the Company's common stock during the period June 30, 1997 to June 30, 2002, with Nasdaq Stock Market Index and the Company's peer group of Nasdaq stocks.

[GRAPH OMITTED]

     There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph above. The market price of the Company's common stock in recent years has fluctuated significantly and it is likely that the price of the stock will fluctuate in the future. The Company does not endorse any predictions of future stock performance. Furthermore, the stock performance chart is not considered by the Company to be (i) soliciting material, (ii) deemed filed with the Securities and Exchange Commission and (iii) to be incorporated by reference in any filings by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Certain Related Transactions

     In October 2000, the Company entered into a note receivable with the Company's Chief Executive Officer and Chairman of the Board for $425,000. The principal amount of the note represents the amount due to the Company for the exercise of options for 200,000 shares of common stock at an exercise price of $2.13. The note was a full recourse note, bore interest at 6.3% and was due October 31, 2001. In October 2001, the Compensation Committee rescinded the transaction. As such, the note was cancelled and the CEO surrendered the 200,000 shares of common stock.

         During the three months ended September 30, 2002, the Company paid David Howell, director, $43,000 for consulting services related to the Company's strategic initiatives.

Independent Auditors

     The firm of Ernst & Young LLP served as our independent auditors for the year ended June 30, 2002, and during the course of that fiscal year they were also engaged by us to provide certain non-audit services.

     Audit Fees. Fees for the last annual audit were $86,000.

     All Other Fees. All other fees were $27,500, including audit related services of $20,000 and non audit services of $7,500. Audit related services generally include fees for accounting consultations and SEC registration statements.

     A representative of Ernst & Young LLP will be at the meeting to make a statement, if he or she desires, and to respond to appropriate questions.

Proposals of Stockholders

     Proposals by stockholders intended to be presented at the Company fiscal year 2003 annual meeting of stockholders must be received by the Company not later than September 30, 2003, for consideration for possible inclusion in the proxy statement relating to that meeting.

Annual Report to Stockholders

     The Annual Report for the fiscal year ended June 30, 2002, including audited financial statements, has been mailed to the stockholders concurrently with this proxy statement, but such report is not incorporated in this proxy statement and is not deemed to be a part of the proxy solicitation material.

     Copies of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended June 30, 2002 will be provided to Stockholders without charge upon request. Stockholders should direct any request to the Company, 3146 Gold Camp Drive, Rancho Cordova, California 95670, Attention: Renee Ruecker, Assistant Secretary.

                                 OTHER BUSINESS

     The Company does not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting or any adjournment thereof, it is intended that the proxies will be voted in respect thereof in accordance with the recommendations of the Board of Directors.

                                              By Order of the Board of Directors


                                              /S/ DAVID C. ADAMS
                                              David C. Adams,
                                              Secretary

Sacramento, California

PROXY                                                                      PROXY

                               THERMOGENESIS CORP.
                              3146 Gold Camp Drive
                            Rancho Cordova, CA 95670
                            Telephone (916) 858-5100

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Philip H. Coelho and Edward Cape as proxies, each with full power to appoint substitutes, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of ThermoGenesis Corp. held of record by the undersigned as of December 2, 2002, at the Annual Meeting of Stockholders to be held at Lake Natoma Inn located at 702 Gold Lake Dr., Folsom, California 95630, at 9:00 a.m.,
(PST), on January 30, 2003, and any adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof.

PLEASE MARK VOTE IN BRACKET IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


Proposal 1:  To elect directors  to serve for the  ensuing  year and until their successors are elected.

Nominees
--------
Philip H. Coelho                 [  ]   FOR          [  ]   WITHHOLD AUTHORITY
Edward Cape, Ph.D.               [  ]   FOR          [  ]   WITHHOLD AUTHORITY
Patrick McEnany                  [  ]   FOR          [  ]   WITHHOLD AUTHORITY
Hubert E. Huckel, M.D.           [  ]   FOR          [  ]   WITHHOLD AUTHORITY
David S. Howell                  [  ]   FOR          [  ]   WITHHOLD AUTHORITY
George J. Barry                  [  ]   FOR          [  ]   WITHHOLD AUTHORITY


Proposal 2:  Approve the amendment to the 1998 Equity Incentive Plan to increase the number of shares available for grant.

            [  ]   FOR           [  ]  AGAINST       [  ]   ABSTAIN

Proposal 3:  To transact such other  business  as may  properly  come before the meeting and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE AND TWO.

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.


Dated: ____________________, 200__



-------------------------------
Signature



-------------------------------
Signature

                                  Common Stock


Please sign exactly as name appears at left. When shares are held by joint tenants or more than one person, all owners should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PROXY                                                                      PROXY

                               THERMOGENESIS CORP.
                              3146 Gold Camp Drive
                            Rancho Cordova, CA 95670
                            Telephone (916) 858-5100

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Philip H. Coelho and Edward Cape as proxies, each with full power to appoint substitutes, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of ThermoGenesis Corp. held of record by the undersigned as of December 2, 2002, at the Annual Meeting of Stockholders to be held at Lake Natoma Inn, located at 702 Gold Lake Dr., Folsom, California 95630, at 9:00 a.m., (PST), on January 30, 2003, and any adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof.

PLEASE MARK VOTE IN BRACKET IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


Proposal 1:  To elect directors  to serve for the  ensuing  year and until their successors are elected.

Nominees
--------
Philip H. Coelho                   [  ]   FOR          [  ]   WITHHOLD AUTHORITY
Edward G. Cape, Ph.D.              [  ]   FOR          [  ]   WITHHOLD AUTHORITY
Patrick McEnany                    [  ]   FOR          [  ]   WITHHOLD AUTHORITY
Hubert E. Huckel, M.D.             [  ]   FOR          [  ]   WITHHOLD AUTHORITY
David S. Howell                    [  ]   FOR          [  ]   WITHHOLD AUTHORITY
George J. Barry                    [  ]   FOR          [  ]   WITHHOLD AUTHORITY



Proposal 2:  Approve the amendment to the 1998 Equity Incentive Plan to increase the number of shares available for grant.

               [  ]   FOR          [  ]   AGAINST      [  ]   ABSTAIN

Proposal 3:  To transact such other  business  as may  properly  come before the meeting and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE AND TWO.

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.


Dated: ____________________, 200__



-------------------------------
Signature



-------------------------------
Signature

                      Series A Convertible Preferred Stock


Please sign exactly as name appears at left. When shares are held by joint tenants or more than one person, all owners should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.